UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 5, 2006

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     814-00063                13-2949462
(State or other jurisdiction   Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)

                           Suite 602, China Life Tower
                             No. 16, Chaowai Street
                           Chaoyang District, Beijing
                                      China

                           --------------------------
                    (Address of principal executive offices)

                                (86) 10 8525 1616
                      -------------------------------------
              (Registrant's telephone number, including area code)

       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On September 5, 2006, the registrant issued a press release announcing the engagement of W.R. Hambrecht + Co., LLC as the registrant's exclusive financial advisor.

A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.



(d) Exhibits.

            99.1. Press release issued by the registrant on September 5, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                China Biopharmaceuticals Holdings, Inc.

                                By: /s/ Chris Peng Mao
                                    -----------------------------------
                                    Name:  Chris Peng Mao
                                    Title: Chief Executive Officer

Dated:  September 5, 2006